1933 Act File No.: 33-36065
                                                    1940 Act File No.: 811-6673

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 9_

                                     and/or


                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 11

                           __________________________

                           THE PARNASSUS INCOME TRUST

               (Exact Name of Registrant as Specified in Charter)

                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105


                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on May 1, 1999 pursuant to paragraph (a) of Rule 485.

                            -------------------------

   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 and the Rule 24f-2 notice for issuer's fiscal year ending December 31, 1998 was filed on February 10, 1999.

                           The PARNASSUS INCOME TRUST
                                   PROSPECTUS
                                   MAY 1, 1999




PROSPECTUS-MAY 1, 1999
--------------------------------------------------------------------------------
   The Parnassus Income Trust (the "Trust") is a mutual fund, managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

   The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is current income and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.




TABLE OF CONTENTS
--------------------------------------------------------------------------------
Investment Summary                     2        How to Purchase Shares        16
Trust Expenses                         7        How to Redeem Shares          17
The Legend of Mt. Parnassus            8        Dividends and Taxes           18
Investment Objective and Policies      9        Financial Highlights          20
Management                            13        General Information           22
The Adviser                           15


LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC), AND THE SEC HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

                               EQUITY INCOME FUND
                               ------------------

Investment Objective and Principal Strategies

   The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Equity securities may include common and preferred stock as well as convertible bonds. At least 75% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend paying equity securities, in investment grade debt securities or money market instruments. The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

   The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.


Principal Risks of Investing in the Equity Income Fund

   Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the fund manager recommends a minimum three-year holding period.)


Performance Information for the Equity Income Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a six-year period. Prior to April 1, 1998, the Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

   During the six-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.6% (quarter ending September 30, 1998).

   Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 index and the average equity income fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).



----------------------------------------------------------------------------------------------------------
Average Annual Total Returns       Parnassus Equity          Lipper Equity Income         S&P 500
for periods ending 12/31/98           Income Fund                Fund Average              Index
----------------------------------------------------------------------------------------------------------
One Year                                11.05%                      10.89%                28.58%
Five Years                              12.13%                      16.71%                24.01%
Since Inception 8/31/92                 13.51%                      16.32%                21.48%


Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized index of common stock prices. An individual cannot invest directly in the S&P 500 and the index does not take any investing expenses into account as do the figures for the Parnassus Equity Income Fund and Lipper's average equity income fund.

                                FIXED-INCOME FUND
                                -----------------

Investment Objective and Principal Strategies

   The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed-income instruments and its investment objective is a high level of current income consistent with safety and capital preservation. The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in bonds rated "A" or better.

   The Fund may invest in a combination of long-term, intermediate-term or short-term fixed-income securities depending on market conditions and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds.

   The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fixed-Income Fund

   Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk and general market conditions. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.


Performance Information for the Fixed-Income Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a six-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

   During the six-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was -4.4% (quarter ending June 30, 1994).

   Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated bond fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).


-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns            Parnassus           Lipper A-Rated Bond       Lehman Government/
for periods ending 12/31/98         Fixed-Income Fund          Fund Average          Corporate Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                  6.97%                    7.47%                     9.47%
Five Years                                6.90%                    6.29%                     7.30%
Since Inception 8/31/92                   7.58%                    6.89%                     7.49%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index and the index does not take investing expenses into account as do the figures for the Parnassus Fixed-Income Fund and Lipper's average A-rated bond fund.

                           CALIFORNIA TAX-EXEMPT FUND
                           --------------------------

Investment Objective and Principal Strategies

   The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide high current income exempt from both federal and California personal income tax.

   The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest 100% of its assets in California municipal obligations. However, it could invest up to 20% of its assets in private activity bonds that may be subject to the federal alternative minimum tax.

   The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.


Principal Risks of Investing in the California Tax-Exempt Fund

   Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be 5 years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.


Performance Information for the California Tax-Exempt Fund

   The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a six-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

   During the six-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995) and the lowest return for a quarter was -5.7% (quarter ending March 31, 1994).

   Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

-------------------------------------------------------------------------------------------------------------------
                                                                 Lipper California
Average Annual Total Returns           Parnassus California        Municipal Bond        Lehman Municipal
for periods ending 12/31/98               Tax-Exempt Fund           Fund Average            Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                       6.12%                    5.77%                  6.48%
Five Years                                     6.19%                    5.48%                  6.23%
Since Inception 8/31/92                        7.18%                    6.65%                  7.23%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in the index and the index does not take into account investing expenses as do the figures for the Parnassus California Tax-Exempt Fund and Lipper's average California Municipal bond fund.

TRUST EXPENSES
--------------------------------------------------------------------------------
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                                                      Equity      Fixed-       California
                                                                      Income      Income     Tax- Exempt
Shareholder Fees (paid by the investor directly)                        Fund        Fund         Fund
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load) Imposed on Purchases                        None        None        None
Redemption Fees                                                         None        None        None

Annual Trust Operating Expenses (paid from Trust assets)
---------------------------------------------------------------------------------------------------------
Management Fees (before fee waiver)                                    0.74%       0.50%        0.50%
12b-1/Distribution Fees                                                 None        None         None
Other Expenses                                                         0.55%       0.69%        0.47%
Total Annual Trust Operating Expenses                                  1.29%       1.19%        0.97%
Fee Waiver/Expense Reimbursement                                       0.19%       0.35%        0.25%
Net Expenses                                                           1.10%       0.84%        0.72%


   The Examples in this table are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investments have a 5%* return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

                                ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS

  Equity Income Fund              $131         $409          $708       $1,556

  Fixed-Income Fund               $121         $378          $654       $1,443

  California Tax-Exempt Fund      $ 99         $309          $536       $1,190



   The expenses shown above are the total fees you would pay throughout the time period indicated -- not ones you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

   The figures in the table above also overstate the expenses you would actually pay since they are based on the Total Annual Trust Operating Expenses before fee waivers/reimbursements and not on the Net Expenses. However, the Adviser is contractually obligated to provide the fee waivers indicated during the period of this prospectus: May 1, 1999 through April 30, 2000. The SEC, though, requires that the calculations be made on the basis of pre-waiver expenses to show what expenses might potentially be in the future.

   From time to time, a Fund may direct brokerage commissions to firms that may pay certain expenses of a Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the Fund's shareholders. No fund engaged in such directed brokerage in 1998. If a fund does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

* The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or lesser than those shown.




THE LEGEND OF MT. PARNASSUS
--------------------------------------------------------------------------------
   Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

   Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

   The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

   There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

   The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

Social Policy

   The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

   Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

   The social criteria of The Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.


                               EQUITY INCOME FUND
                               ------------------

   The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities may include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 75% of the Fund's total assets will normally be invested in equity securities that pay a dividend (or interest in the case of convertible debt instruments), and up to 25% of the Fund's total assets may be invested in non-dividend paying equity securities, in investment grade debt securities or in money market instruments. However, for temporary, defensive purposes, the Fund may invest all its assets in money market instruments or investment grade debt.

   The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index. Issuers of securities in which the Fund invests must meet the social criteria stated in this Prospectus.

   The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Risk Factors

   As with all investments, there are a number of risk factors associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

   With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-Income Fund.

   There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of The Parnassus Income Trust is to establish a publicly available track record for community development investments.

                                FIXED-INCOME FUND
                                -----------------

   The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and capital preservation. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. "Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poors") or Moody's Investors Service, Inc. ("Moody's"). Securities in the lowest of these four categories are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in securities rated "A" or better (i.e., the three highest categories). See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

   The  Fixed-Income  Fund  may  invest  in  long-term,   intermediate-term   or
short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

   The Fixed-Income Fund invests only in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

   This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the section on the Equity Income Fund for details.


Risk Factors

   The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund may also be affected by factors other than interest rates such as credit risk and general market factors.

                           CALIFORNIA TAX-EXEMPT FUND
                           --------------------------

   The investment objective of the California Tax-Exempt Fund is to provide high current income exempt from both federal and California personal income tax while choosing a portfolio that will have a positive social and environmental impact. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

   For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

   Normally, the Fund will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions, and the Fund may engage in repurchase transactions involving U.S. Government securities.


Risk Factors

   Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of mu-nicipal securities.

   The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. Since the value of debt obligations typically varies inversely with changes in interest rates, the net asset value (NAV) per share of the Fund will also fluctuate in this manner. As interest rates go up, the NAV will likely go down and as interest rates drop, the NAV will likely go up. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be principal fluctuations. (See the SAI for a further discussion of risk factors involved with investing in California tax-exempt securities.)

MANAGEMENT
--------------------------------------------------------------------------------
   The Trustees and officers are listed below together with their principal occupations during at least the past five years.

   Jerome L. Dodson*, 55, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager. He is also President and Trustee of The Parnassus Fund.

   David L. Gibson, 59, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a J.D. from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Fund.

   Gail L. Horvath, 49, Trustee, is co-owner of Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Fund.

   Herbert A. Houston, 55, is a health care consultant. Previously, he spent 12 years as the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Mr. Houston is on the Board of the Alameda County Medical Center and is a Health Commissioner for Alameda County. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Fund.

   Cecilia C.M. Lee, 55, is President of hybridArts.com, a Silicon Valley-based electronics firm. She is a San Francisco Asian Art commissioner and serves on the board of public television station KQED. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Fund.

   Leo T. McCarthy, 68, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Fund and a Director of the Forward Global Fund, another mutual fund.

   Donald E. O'Connor, 62, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry). During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Fund.

   Howard M. Shapiro, 67, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Fund. He is no relation to Joan Shapiro.

   Joan Shapiro, 56, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Fund. She is no relation to Howard Shapiro.

   Howard Fong, 53, Vice President and Treasurer, is also Vice President of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined The Parnassus Fund in 1989. Mr. Fong graduated from San Francisco State University with a degree in business administration. Mr. Fong is also Vice President and Treasurer of The Parnassus Fund.

   Richard D. Silberman, 61, Secretary, is an attorney specializing in business law. He has been general counsel to The Parnassus Fund since its inception. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary and general counsel of The Parnassus Fund.

* Denotes "interested" trustee as defined in the Investment Company Act of 1940.

THE ADVISER
--------------------------------------------------------------------------------
   Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of The Parnassus Fund since 1985 and The Parnassus Income Trust since 1992.

   For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, the following were actually charged in 1998. For the Equity Income Fund, the investment advisory fee was 0.50%. Parnassus Investments received net advisory fees totaling $196,661 from the Equity Income Fund for the year ended December 31, 1998. For the Fixed-Income Fund, the investment advisory fee was 0.10%. Parnassus Investments received net advisory fees totaling $10,393 from the Fixed-Income Fund for the year ended December 31, 1998. For the California Tax-Exempt Fund, the investment advisory fee was 0.20%. Parnassus Investments received net advisory fees totaling $14,135 from the California Tax-Exempt Fund for the year ended December 31, 1998.

   Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Equity Income Fund and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Funds. For the period from May 1, 1999 through April 30, 2000, the Adviser has agreed to limit its fees to 0.55% of the net assets of the Equity Income Fund, 0.15% of the net assets of the Fixed-Income Fund and 0.25% of the net assets of the California Tax-Exempt Fund.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Direct Purchase Of Shares

   To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                           The Parnassus Income Trust
                           One Market-Steuart Tower #1600
                           San Francisco, California 94105

   An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed the next business day.

   An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.


Other Information

   The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

   There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.


Purchases Via Parnassus Automatic Investment Plan (PAIP)

   After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging."

Net Asset Value

   The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will usually be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

   The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.



HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
   You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at
(800) 999-3505 if you have any questions about requirements for redeeming your shares.

   If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

   Exchange Privileges. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund. The proceeds of a redemption of shares from a fund can also be used to purchase shares of The Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the fund shares redeemed. If shares are redeemed from The Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into The Parnassus Fund.

   There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

   Telephone Transfers. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable pro-cedures to confirm that instructions communicated by telephone are genuine.

   Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.

   Redemption of Small Accounts. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
   The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in December) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.


Taxation of Shareholders in Equity Income and Fixed-Income Funds

   For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

   For shareholders of these funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers and reporting dividends.

   To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction--only corporations.


Taxation of Shareholders of California Tax-Exempt Fund

   This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

   Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

   The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
   Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

-------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                     1998       1997       1996        1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $20.68     $18.56     $19.58      $15.70       $17.46
Income from investment operations:
Net investment income                                  0.75       0.79       0.98        0.88        0.80
Net realized and unrealized gain (loss) on securities  1.49       2.86       0.37        3.93       (1.75)
     Total from investment operations                  2.24       3.65       1.35        4.81       (0.95)
Distributions:
Dividends from net investment income                  (0.73)     (0.79)     (0.97)      (0.90)      (0.81)
Distributions from net realized gains                 (2.06)     (0.74)     (1.40)      (0.03)        .--
     Total distributions                              (2.79)     (1.53)     (2.37)      (0.93)      (0.81)
Net asset value at end of year                       $20.13     $20.68     $18.56      $19.58      $15.70
Total return                                          11.05%     20.15%      7.09%      31.13%     (5.39%)
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      1.05%      1.05%      0.80%       0.72%       0.83%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments             0.24%      0.30%      0.60%       0.82%       0.88%
Ratio of net investment income to average net assets   2.30%      4.04%      4.56%       4.76%       5.15%
Portfolio turnover rate                              166.32%     34.12%     47.80%      15.36%       6.50%
Net assets, end of year (000's)                     $ 40,903    $38,847   $ 33,362    $ 26,779    $ 17,087

-------------------------------------------------------------------------------------------------------------------
Fixed-Income Fund                                      1998       1997       1996        1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $16.04     $15.43     $15.73      $13.79      $15.89
Income from investment operations:
Net investment income                                  0.84       0.90       0.92        0.95        1.02
Net realized and unrealized gain (loss) on securities  0.25       0.67      (0.31)       1.95       (2.08)
     Total from investment operations                  1.09       1.57       0.61        2.90       (1.06)
Distributions:
Dividends from net investment income                  (0.85)     (0.89)     (0.91)      (0.96)      (1.04)
Distributions from net realized gains                 (0.30)     (0.07)       .--         .--         .--
     Total distributions                              (1.15)     (0.96)     (0.91)      (0.96)      (1.04)
Net asset value at end of year                       $15.98     $16.04     $15.43      $15.73      $13.79
Total return                                           6.97%     10.60%      4.08%      21.58%     (6.76%)
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      0.79%      0.82%      0.83%       0.90%       0.81%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments             0.40%      0.43%      0.50%       0.73%       0.98%
Ratio of net investment income to average net assets   4.92%      5.79%      5.98%       6.20%       7.00%
Portfolio turnover rate                               44.98%     17.15%      2.80%      12.10%       5.20%
Net assets, end of year (000's)                    $  11,482   $  9,683  $   8,384   $   6,585   $   4,545


                                                        20

-------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                             1998       1997       1996        1995         1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $16.72     $16.02     $16.06      $14.28      $16.10
Income from investment operations:
Net investment income                                  0.75       0.74       0.80        0.82        0.80
Net realized and unrealized gain (loss) on securities  0.26       0.71      (0.06)       1.78       (1.81)
     Total from investment operations                  1.01       1.45       0.74        2.60       (1.01)
Distributions:
Dividends from net investment income                  (0.75)     (0.75)     (0.78)      (0.82)      (0.81)
Distributions from net realized gains                 (0.10)       .--        .--         .--         .--
     Total distributions                              (0.85)     (0.75)     (0.78)      (0.82)      (0.81)
Net asset value at end of year                       $16.88     $16.72     $16.02      $16.06      $14.28
     Total return                                      6.12%      9.33%      4.78%      18.60%     (6.36%)
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*      0.67%      0.67%      0.54%       0.50%       0.39%
Decrease reflected in the above expense ratios due to
undertakings by Parnassus Investments                  0.30%      0.32%      0.46%       0.69%       0.87%
Ratio of net investment income to average net assets   4.43%      4.69%      4.96%       5.30%       5.37%
Portfolio turnover rate                                9.40%     10.00%       .--%      13.10%      12.00%
Net assets, end of year (000's)                    $   7,342   $  6,520  $   5,835   $   4,483   $   3,902

* Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds (See
Note 5 for details). Certain fees were waived for the years ended December 31, 1998, 1997, 1996, 1995 and 1994.

   Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Trust's 1998 annual report.

GENERAL INFORMATION
--------------------------------------------------------------------------------
   Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

   Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

   Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the sole stockholder of Parnassus Investments.

                               INVESTMENT ADVISER

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                www.parnassus.com



                              INDEPENDENT AUDITORS

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105



                                    CUSTODIAN

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111



                   You can obtain additional information about
                           The Parnassus Income Trust.
                   A Statement of Additional Information (SAl)
                      dated May 1, 1999 has been filed with
                 the SEC and is incorporated in this prospectus
                   by reference (i.e., legally forms a part of
                    the prospectus). The Trust also publishes
                    an annual, a semiannual and two quarterly
               reports each year that discuss the Trust's holdings
                 and how recent market conditions as well as the
               Trust's investment strategies affected performance.
                  For a free copy of any of these documents or
                        to ask questions about the Trust,
                  call Parnassus Investments at (800) 999-3505.

                    The SAl, the Fund's annual and semiannual
                     reports and other related materials are
                  also available on the SEC's Internet Web site
                (http://www.sec.gov). You can also obtain copies
               of this information upon paying a duplicating fee,
                   by writing the Public Reference Section of
                      the SEC, Washington, D.C. 20549-6009.
                 You can also review and copy information about
           the Fund, including the SAl, at the SEC's Public Reference
                            Room in Washington, D.C.
                      Call 800-SEC-0330 for information on
                the operation of the SEC's Public Reference Room.
                       The Investment Company Act of 1940
                   File Number for The Parnassus Income Trust
                                  is 811-6673.

                           The Parnassus Income Trust
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (800) 999-3505



                 STATEMENT OF ADDITIONAL INFORMATION May 1, 1999



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 1999, a copy of which may be obtained by calling or writing the Trust at the address listed above.



                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
        Investment Objective and Policies                                  B-2
        California Tax-Exempt Fund                                         B-5
        Special Risk Factors                                               B-6
        Management                                                         B-9
        Performance                                                       B-10
        Adviser                                                           B-11
        Net Asset Value                                                   B-14
        Shareholder Services                                              B-14
        General                                                           B-16
        Financial Statements                                              B-17
        Appendix                                                          B-18

                       INVESTMENT OBJECTIVES AND POLICIES

     The main investment objective of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust offers investors a choice of three funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes its strategy with respect to the composition of each fund.

Investment Restrictions
-----------------------

     The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of a fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any fund would have 25% or more of its net assets (at current value) would be invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that each fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

         (11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Other Policies
--------------

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of fund shares or portfolio securities, all or part of a fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a fund will not be following its investment objective.

     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. While a fund does not have the right to vote securities that are on loan, each fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and each fund can demand repayment at any time.

     An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a fund's net assets so invested, it will take action to bring that fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e., those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Operating Policies
------------------

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

       (1) The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

       (2) No fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

Repurchase Agreements
---------------------

     The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.


Lending Portfolio Securities
----------------------------

     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. While a fund does not have the right to vote securities that are on loan, a fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending fund can demand repayment at any time.

                           CALIFORNIA TAX-EXEMPT FUND

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax-exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will minimize its investment in such bonds, and no more than 20% of the Fund's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature.

     The California Tax-Exempt Fund will contain only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's, Standard & Poor's or Fitch Investors Services, Inc. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities although bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 5% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the California Tax-Exempt Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply the social criteria listed under the "Social Policy" heading in this Prospectus to the company.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the California Tax-Exempt Fund.)

     Under normal circumstances, the California Tax-Exempt Fund intends to invest 100% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. As an operating policy, the Fund will invest at least 65% of its assets in California municipal obligations. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.


         SPECIAL RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations
---------------------------------------

     Some municipal securities held in the California Tax-Exempt Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition
-------------------------

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch.

     Helped by the economic recovery that began in late 1993, the State's 1995-1996 budget was the first balanced budget since the late 1980's. In 1996, S&P and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1996-1997 and 1997-1998 are balanced as proposed. However, these proposed budgets are based on revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could re-occur.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in state aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

Revenues of Health Care Institutions
------------------------------------

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust
----------------------------------

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)
-----------------------------------

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt
-------------------------

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poors") or Moody's Investors Service, Inc. ("Moody's") stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity
----------------

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


Orange County Default
---------------------

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.

                                   MANAGEMENT

The Trustees and Officers of the Fund are as follows:


                                                         Principal Occupation
  Name and Address               Position with Trust    During Past Five Years
  ----------------               -------------------    ----------------------

  Jerome L. Dodson, 55 *             President        President of the Parnassus
  The Parnassus Income Trust        and Trustee       Fund and President and
  One Market                                          Director of Parnassus
  Steuart Tower #1600                                 Investments since June of
  San Francisco, CA 94105                             1984.

  Howard Fong, 53                   Vice President    Vice President-Treasurer
  The Parnassus Income Trust        and Treasurer     of Parnassus Investments
  One Market                                          since February of 1989.
  Steuart Tower #1600
  San Francisco, CA 94105

  David L. Gibson, 59               Trustee           Tax Counsel and later,
  5840 Geary Boulevard                                Director of Public Affairs
  San Francisco, CA 94118                             for the Crown Zellerbach
                                                      Corporation 1973-1984.
                                                      Since 1984, attorney in
                                                      private practice.

  Gail L. Horvath, 49               Trustee           Owner and Director of New
  Just Desserts                                       Product Development at
  1970 Carroll Avenue                                 Just Desserts.
  San Francisco, CA 94124

  Herbert A. Houston, 55            Trustee           Chief Executive Officer of
  Presidio Building, #1003                            the Haight Ashbury Free
  O'Reilly Avenue                                     Clinics, Inc. 1987-1998.
  P.O. Box 29917                                      Currently, ahealth care
  San Francisco, CA 94129                             consultant.

  Cecilia C.M. Lee, 55              Trustee           President of hybridArts.
  2048 Corporate Court                                com, a Silicon Valley-
  San Jose, CA 95131                                  based electronics firm.

  Leo T. McCarthy, 68               Trustee           President of the Daniel
  One Market                                          Group, a partnership
  Steuart Tower #1600                                 involved in foreign trade.
  San Francisco, CA 94105                             A former member of the
                                                      California State Assembly
                                                      from 1969 to 1982 and
                                                      former Lieutenant Governor
                                                      of the State of California
                                                      from 1983-1995.

  Donald E. O'Connor, 62            Trustee           Retired. Executive for the
  One Market                                          Investment Company
  Steuart Tower #1600                                 Institute 1969-1997.
  San Francisco, CA 94105

  Howard  Shapiro,  67              Trustee           Consultant  to  non-profit
  The Parnassus  Income Trust                         organizations specializing
  One Market                                          in marketing, advertising,
  Steuart Tower #1600                                 fund-raising and
  San Francisco, CA 94105                             organizational structure.

  Joan Shapiro,  56                 Trustee           Consultant in  development
  The Parnassus  Income Trust                         banking,  community
  One Market Steuart Tower #1600                      reinvestment, ethical
  San Francisco, CA 94105                             investing,  and corporate
                                                      social responsibility.
                                                      Executive with South Shore
                                                      Bank of Chicago 1977-1997.

  Richard D. Silberman, 61          Secretary         Attorney specializing in
  1061 Eastshore, Ste #200                            business law. Private
  Albany, CA 94710-1011                               practice.


     The Trust pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $1,500 in addition to reimbursement for certain out-of-pocket expenses.

*"Interested" Trustee as defined in the 1940 Act.


                                 CONTROL PERSONS

     As of December 31, 1998, the following shareholders owned more than 5% of the voting securities of the respective Funds of the Trust. The Side By Side Limited Partnership owned 7.53%, National Financial Services Corp., an Omnibus account, owned 6.56% and Donaldson, Lufkin & Jenrette Securities Corp., an Omnibus account, owned 6.15% of the Fixed-Income Fund. MIFLA & Co., a trust, owned 5.22% and Otis Cary & Alice Cary, Trustees owned 5.10% of the voting securities of the California Tax-Exempt Fund. Trustees and Officers of The Parnassus Income Trust owned less than 1% of the outstanding securities of the Equity Income Fund, of the Fixed-Income Fund and of the California Tax-Exempt Fund.


                             PERFORMANCE ADVERTISING

     Each Fund of the Trust may advertise "total return." The Trust calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. A Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

     Total return is computed according to the following formula:

                                         n
                                 P(1 + T) = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

Comparison of Funds
-------------------

     A Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     A Fund may quote its performance ranking and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, a Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


Yield of Equity Income, Fixed-Income and California Tax-Exempt Funds
--------------------------------------------------------------------

     The Equity Income, Fixed-Income and California Tax-Exempt Funds may each also advertise its yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each Fund's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding Fund shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:
                                                6
                            Yield = 2 [(a-b + 1) -1]
                                       ----
                                        cd

where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Fund's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.

Effective Yield
---------------

     The California Tax-Exempt Fund may also quote a tax-equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the California Tax-Exempt Fund yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the Fund's yield that is not tax-exempt.


                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons." The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns all the outstanding stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 1996, 1997 and 1998, Parnassus Investments received the following sums under the Agreement from the following Funds: Equity Income Fund $47,641 in 1996, $157,501 in 1997 and $196,661 in 1998; California Tax-Exempt Fund $1,433 in 1996, $10,911 in 1997 and
$14,135 in 1998. Advisory fees were waived for the Fixed-Income Fund in 1996, $6,667 was received in 1997 and $10,393 in 1998.

     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund.


     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Portfolio Transactions and Brokerage
------------------------------------

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services.

     The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     The Adviser may also use Fund brokerage commissions to reduce certain expenses of that Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of a Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1996, 1997 and 1998, the Equity Income Fund paid $96,786, $46,914 and $149,000, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $41,850 in 1996, $46,914 in 1997 and $119,200 in 1998. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 1996, 1997 or 1998 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.

     Parnassus Investments has clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                                 NET ASSET VALUE

     In determining the net asset value of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 p.m. New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third party-pricing service. Municipal bonds are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. Eastern time. Taxable bonds and other securities held by the Fixed-Income Fund are ordinarily valued one hour prior to the close of the NYSE, normally at 3:00 p.m. Eastern time.

      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              TAXATION OF THE TRUST

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.


                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan
--------------------------

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans
------------------------------

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Purchases and Redemptions Through a Broker-Dealer
-------------------------------------------------

     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the NAV calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the NAV next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service.

                                     GENERAL


     The Trust was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. In matters pertaining to only one series of the Trust (i.e., one Fund), only holders of that series are entitled to vote, so matters that require the approval of outstanding shares must be approved by the holders of a majority of each series that will be affected by the matter. On issues related to the Trust as a whole, specifically including election of Trustees and selection of the Trust's independent public accountants, holders of all series will vote. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Trust shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of the Trust's outstanding shares. If not so terminated, the Trust will continue indefinitely. Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

     The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the Investment Company Act of 1940 or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

Financial Statements
--------------------

       The Trust's Annual Report to shareholders dated December 31, 1998, is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 1998, may be obtained free of charge by writing or calling the Trust.

                                    APPENDIX
                                    --------

                             CORPORATE BOND RATINGS
                             ----------------------

Moody's Investors Service, Inc. ("Moody's")
-------------------------------------------

     Aaa: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Medium-grade obligations; neither highly protected, nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc.
-----------------------------------------------------------------------------
("Standard & Poor's"):
----------------------

     AAA: Highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and hence provide the maximum safety on all counts.

     AA: High-grade obligations. In the majority of instances, they differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

     A: Upper-medium grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB: Medium-grade; borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

     BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. MOTA indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


                             MUNICIPAL BOND RATINGS
                             ----------------------

Moody's:
--------

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's
-----------------

     AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

     AA: Municipal bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Services, Inc.
-------------------------------

     AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

     A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

     BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

                                     PART C
                                OTHER INFORMATION


Item 22. Financial Statements and Exhibits

                           (a) Financial Statements

                                    (i)  Selected   financial   highlights  from
                                    January 1, 1994 through December 31, 1998 appears in Part A.

                                    (ii)  Audited  financial  statements  as  of
                                    December  31,  1998,  are   incorporated  by
                                    reference.  These  statements  appear in the
                                    annual report dated  December 31, 1998,  and
                                    are on file with the  Commission.  Financial
                                    statements  include  statement of assets and
                                    liabilities,    statement   of   operations,
                                    statement   of   changes   in  net   assets,
                                    Portfolio   of   Investments   by   Industry
                                    Classification,     notes    to    financial
                                    statements and independent auditors' report.

Item 23. Exhibits
                  (a) Declaration of Trust: on file

                  (b) By-laws: on file

                  (c) Instruments Defining Rights of Security Holders: on file

                  (d) Investment advisory contract: on file

                  (e) Distribution agreement and dealer agreement: on file

                  (f) Bonus or Profit Sharing Contracts: on file

                  (g) Custodian agreement: on file

                  (h) Shareholder Servicing Plan and Agreement: on file

                  (i) Opinion and Consent of Counsel: on file

                  (j) Consent of Deloitte & Touche LLP: included

                  (k) Omitted Financial Statements: not applicable

                  (l) Investment letters: on file

                  (m) Rule 12b-1 Plan: not applicable

                  (n) Financial Data Schedule pursuant to Rule 483 under the 1933 Securities Act: Incorporated in Part A

                  (o) Rule 18f-3 Plan: not applicable

Item 24.   Persons  Controlled  by  or  under  Common  Control with  Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Fund by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Trust's Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26.   The  Trust's  investment  adviser,  Parnassus  Investments,  is  the
           investment   adviser  to  The  Parnassus  Fund  and  also  serves  as
           investment adviser for separate portfolios.

Item 27. (a) Parnassus Investments serves as underwriter for both The Parnassus Fund and The Parnassus Income Trust.

           (b) The officers and directors of Parnassus Investments are as follows:

  Name and Principal               Position with               Position with
  Business Address                  Distributor                  Registrant
  ----------------                  -----------                  ----------
  Jerome L. Dodson             President and Director      President and Trustee
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Howard Fong                      Treasurer                Vice President and
  One Market                                                    Treasurer
  Steuart Tower #1600
  San Francisco, CA 94105

  Susan Loughridge                 Secretary                     None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Thao N. Dodson                   Director                      None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

              (c) None

Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the Twenty-sixth day of February 1999.

                                                     The Parnassus Income Trust

                                                     (Registrant)


                                                     By:_______________________
                                                     Jerome L. Dodson
                                                     President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                            Date
---------                          -----                            ----

                           Principal Executive Officer
                                   and Trustee
________________                                                _____2/26/99____
Jerome L. Dodson

                             Principle Financial and
________________                Accounting Officer              _____2/26/99____
Howard Fong


                                  Trustee
________________                                                _____2/26/99____
David L. Gibson


                                  Trustee
________________                                                _____2/26/99____
Gail L. Horvath


                                  Trustee
_________________                                                _____2/26/99___
Herbert A. Houston


                                  Trustee
_________________                                                _____2/26/99___
Cecilia C.M. Lee


                                  Trustee
_________________                                                _____2/26/99___
Leo T. McCarthy


                                  Trustee
_________________                                               _____2/26/99____
Donald E. O'Connor


                                  Trustee
                                                                _____2/26/99____

_________________
Howard M. Shapiro


                                  Trustee                        ____2/26/99____
_________________
Joan Shapiro

                                LIST OF EXHIBITS







                      (J) CONSENT OF DELOITTE & TOUCHE LLP

                              Deloitte & Touche LLP
                                50 Fremont Street
                          San Francisco, CA 94105-2230
                            Telephone: (415) 247-4000
                            Facsimile: (415) 247-4329




INDEPENDENT AUDITORS' CONSENT


The Parnassus Income Trust:

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 33-36065 of the Parnassus Income Trust on Form N-1A of our report dated January 15, 1999 appearing in the Trust's 1998 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information ("SAI"), which is part of such Registration Statement,
(b) the reference to us under the heading "General" in the SAI, (c) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (d) the reference to us under the heading "General Information" in such Prospectus.


Deloitte & Touche LLP
February 25, 1999